SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) January 29, 2008
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                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
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(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
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                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act
---(17 CFR 230.425)
    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
---(17 CFR 240.14a-12)
    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange --- Act(17 CFR 240.14d-2(b))
    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange --- Act (17 CFR 240.13e-4(c))



Item 3.02 Unregistered Sales of Equity Securities.

    On January 29, 2008, the compensation committee of the board of directors of our company, AMCON Distributing Company, authorized and approved the issuance of a total of 7,500 shares of our company's common stock pursuant to awards of restricted stock granted under the AMCON Distributing Company 2007 Omnibus Incentive Plan. These shares of restricted stock are being issued to five non-employee members of our board of directors in furtherance of the plan's purpose of (i) encouraging non-employee directors of our company and its affiliates to acquire a proprietary and vested interest in the growth and performance of our company, and (ii) assisting in the retention of non-employee directors by providing them with the opportunity to participate in the success and profitability of our company. Each of our five non-employee directors -- Raymond Bentele, Jeremy Hobbs, Stanley Mayer, John
Loyack and Timothy Pestotnik   received an award of 1,500 shares of
restricted stock. The recipients of the shares did not pay or agree to provide any consideration to our company for the shares of restricted stock issued to them.

    The shares of restricted stock may not be sold, assigned, or otherwise transferred by any award recipient prior to the vesting date for such shares.

    The award recipient will be entitled to exercise all voting rights and to receive all dividends or other distributions with respect to the shares awarded to him. However, any cash dividends payable with respect to unvested shares of restricted stock will be held in escrow by our company and subject to the same conditions regarding vesting as the shares of restricted stock.

    The issuance of the shares of restricted stock was made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The issuance was an isolated transaction made without general solicitation or advertising, and the recipients were accredited investors and otherwise were provided with access to material information concerning our company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    At a meeting of our company's board of directors held on January 29, 2008, our board approved the amendment and restatement of our Bylaws. This amendment and restatement reflects the following amendments:

  - Our bylaws were amended to eliminate the concept of the Office of the Chairman, which was comprised of our company's chairman, vice chairman and chief financial officer. Prior to the amendment, our president and our other executive officers reported to the Office of the Chairman. As a result of the amendment, our president, our chief executive officer and our other executive officers will report to our board of directors.

  - Our bylaws were amended to provide that at any time in which the offices of our chairman and chief executive officer are held by the same person, our board of directors will appoint one outside independent member of our board to serve as the "lead director." If a lead director is appointed, he or she will be subject to annual election by our board at a meeting of our board held in conjunction with the annual meeting of our company's shareholders, or at such other time as our board may establish. The lead director will have such rights, duties and responsibilities as may be assigned to him or her by our board of directors, including:

           - Calling special meetings of our board of directors.

           - Calling and presiding at executive sessions of our board of directors at which only outside, independent directors are permitted to be present, along with other persons invited to attend such sessions by the lead director or a majority of the outside, independent directors.

           - Presiding at any special meetings of our board of directors.

           - Establishing, creating and approving, in collaboration with our chairman, the agendas, meeting dates, meeting locations and materials for all regular meetings of our board of directors and all special meetings of our board called by our chairman or the lead director.

           - Consulting regularly with our chief executive officer regarding appropriate follow-up on items determined by the lead director to be of importance to our board of directors.

           - Consulting regularly with our chief executive officer when requested by our board or any director, or otherwise as the lead director deems appropriate, to bring various matters of interest or concern to the attention of our chief executive officer.

           - Consulting regularly with our board of directors or any committee of our board when requested by our chief executive officer, or otherwise as the lead director deems appropriate, to bring various matters of interest or concern to their attention.

           - Consulting regularly with our chief executive officer on his or her annual and long-term objectives in preparation for discussion and approval by our board of directors, and coordinating the annual performance review of our chief executive officer by the board.

           - Consulting with our chief executive officer or his or her designees regarding proposals, reports, budgets, presentations, and other material matters prior to their presentation to our board of directors in sufficient time prior to the board meeting to allow for their meaningful review and consideration.

           - Serving as an independent point of contact for any shareholder of our company who seeks to communicate with one or more members of our board of directors without the participation, assistance or cooperation of management.

  - Our bylaws were amended to provide that special meetings of our stockholders may be called by the lead director (if one is appointed), in addition to being called by our chairman of the board, a majority in number of our full board of directors or our president.

  - Our bylaws were amended to provide that special meetings of our board of directors may be called by the lead director (if one is appointed), in addition to being called by our chairman of the board, our president or any vice president.

  - Our bylaws were amended to provide that our chairman will preside at all meetings of our stockholders, at all regular meetings of our board of directors and at all special meetings of our board of directors at which the lead director (if one is appointed) is not present. However, our chairman will not preside at any executive sessions of our board of directors.

  - Our bylaws were amended to provide that the lead director may specify any duties to be performed by our corporate secretary, in addition to any duties as may be prescribed by our board of directors, chairman, vice chairman or president.

    The amendment and restatement of our bylaws, which includes the amendments summarized above, became effective on January 29, 2008. A copy of our amended and restated bylaws is attached hereto as exhibit 3.2 and is incorporated herein by reference. The description contained in this report of the amendments made as a part of the amendment and restatement of our bylaws is qualified in its entirety by reference to our amended and restated bylaws.

    Following adoption of the amended and restated bylaws, our board of directors elected our chief executive officer, Christopher Atayan, as our chairman. Since the offices of our chairman and chief executive officer are now held by the same person, our board of directors appointed Timothy Pestotnik, an outside independent member of our board, to serve as the lead director.

ITEM 9.01.   Financial Statements and Exhibits.

         (d) Exhibits

         EXHIBIT NO.       DESCRIPTION

         Exhibit 3.2       Amended and Restated Bylaws of AMCON Distributing
                           Company

         Exhibit 99.1      Company Press Release Dated February 4, 2008

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: February 4, 2008          By :     Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President & Chief
                                           Financial Officer





                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

Exhibit 3.2      Amended and Restated Bylaws of AMCON Distributing Company

Exhibit 99.1     Company Press Release Dated February 4, 2008











































                          EXHIBIT 99.1

     AMCON DISTRIBUTING COMPANY NAMES CHRISTOPHER ATAYAN CHAIRMAN

                            NEWS RELEASE

Chicago, IL, February 4, 2008 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce that at its Annual Shareholders Meeting, Christopher H. Atayan, the Company's Chief Executive Officer, was named to the additional post of Chairman of the Board. Atayan succeeds William F. Wright, AMCON's founder and largest common shareholder. Wright will remain as a director and consultant to the Company on strategic matters. This appointment is part of the management transition plan that was initiated in March 2006. "We are delighted that Bill will continue to work closely with us as we implement our strategic plan. We will continue to build on his vision of creating the premier service provider in the industry," said Atayan.

Our Annual Shareholders Meeting was held in Irving, Texas on January 29, 2008 and all matters up for consideration were approved. Additionally, the Company named Timothy Pestotnik, a Director of the Company, to the position of Lead Director. He succeeds Raymond Bentele who remains a director. Atayan commented, "We look forward to working with Tim as we continue to position AMCON as a leader in corporate governance and appreciated Ray's efforts in the role over the years."

The Chairman and CEO's 2007 annual letter to shareholders can be found at www.amcon.com/fiscal07.aspx.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com




For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964